                                           Promisory Note and Security Agreement

FIRST UNION    $200,000.00          No.                      February 10, 1994
               -----------             ---------             -----------------
                                                            (Date of Executions
                                                                and Delivery)

LENDER: FIRST UNION NATIONAL BANK OF FLORIDA (hereinafter termed "LENDER"),
        Starke Commercial Loans, Florida
        -----------------------
               (City)

BORROWER(S): Weststar Environmental, Inc.
             ------------------------------------------------------------------
                      (Name)
             407 W. Georgia Street      Starke   Bradford      FL        32091
             ------------------------------------------------------------------
             (No. Street or RFD)        (City)   (County)    (State)  (Zip Code)
             (hereinafter "Principal Place of Business")

BORROWER(S) REPRESENT HEREWITH THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR THE FOLLOWING PRIMARY PURPOSE: |X| BUSINESS |_| PERSONAL, |_| FAMILY OR
HOUSEHOLD: |_| AGRICULTURAL.

FOR VALUE RECEIVED: to wit, money loaned undersigned BORROWER(S) (hereinafter collectively termed "BORROWER") jointly and severally (if more than one BORROWER), promise(s) to pay to the order of LENDER at its office in the above city, or wherever else LENDER may specify, the sum of Two Thousand and no/100 ($200,000.00) DOLLARS with interst until paid.

CONTRACT     |_| at the rate of ____________ percent (______%);
RATE OF      |X| at the rate of LENDER'S PRIME RATE Plus Two percent (2.000%)
INTEREST as that rate may change from time to time with changes to occur on the date the LENDER'S PRIME RATE changes;
             |_| at the rate of _______________________________________________;
                 to be adjusted _______________________ beginning _____________;

TERMS        |_| payable in full on ____________________________;
OF           |_| with interest payable _________ commencing on ____________ and
PAYMENT          each ___________ thereafter;
             |_| payable in consecutive ____________ payments of principal;
                 commencing on _____________, in __________ equal payments of $____________ plus an irregular payments of $__________ due on ____________ with interest payable __________ commencing on
                 _______________ and each thereafter;
             |X| payable in consecutive Monthly payments of principal and
                 interest; commencing on March 5, 1994, in 47 equal payments of $4,892,02 plus and irregular payment of all remaining principal and interest due on February 5, 1998;
             |_| see attached Schedule "B", terms of which are incorporated
                 herein by reference

                    (TERMS ABOVE NOT COMPLETED ARE DELETED)

The undersigned agrees to pay a late charge equal to 5% of each payment of principal and/or interest which is not paid within 10 days of the date on which it is due. At LENDERS option, the contract rate shall become the highest rate allowed by the law of the State of LENDER'S office as set forth herein commencing with and continuing for so long as the loan or portion thereof is in Default (as hereinafter defined). Further, upon BORROWER'S Default and where LENDER'S reasonable Attorney's fees (including appellate costs, if any) and collection costs. Liability for reasonable Attorney's fees and costs shall exist whether or not any suit or proceeding is commenced.

      INTEREST is computed on the basis of a 360 day year for the actual number of days in the interest period (Actual/360 Computation) unless indicated below.

--------------------------------------------------------------------------------

      LENDER'S Actual/360 or 365/360 computation determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the interest period. Application of such computations produces an annualized effective interest rate exceeding that of the nominal rate.

      If the interest provision contained herein refers to LENDER'S PRIME RATE and BORROWER acknowledges that LENDER'S PRIME RATE is not represented or intended to be the lowest or most favorable rate if interest offered by LENDER.

      All payments received during normal banking hours after 2:00 P.M. shall be deemed received at the opening of the next banking day. At LENDER'S option any repayments of this Note, other than by U.S. currency, will not be credited to the outstanding loan balance until LENDER receives collected funds.

BORROWER'S payment will increase if the scheduled payment amount is insufficient to pay accrued interest. If the scheduled payment amount is insufficient to pay accrued interest, the scheduled payment amount shall be immediately increased as is necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the scheduled payment amount shall remain in effect for as long as the interest accurals shall exceed the original scheduled payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate. In no event shall the scheduled payment amount be reduced below the original scheduled payment specified herein.

      Each of the undersigned, whether BORROWER, sureties, or endorsers, and all others who may become liable for all or any part of the obligations evidenced and secured hereby, do hereby, jointly and severally, waive presentment, demand, protest, notice of protest and/or of dishonor, and also notice of acceleration of maturity on Default or otherwise. Further, they agree that LENDER may, from time to time, extend, modify, amend or renew this Note and Security Agreement for any period (whether or not longer than the original period of the Note) and grant any releases, compromises or indulgences with respect to the Note or any extensions, modifications, amendments or renewals thereof or any security therefor, or to any party liable thereunder or hereunder, all without notice to or consent of any of the undersigned and without affecting the liability of the undersigned hereunder.

      If more than one person has signed this instrument, such parties are jointly and severally obligated hereunder. Further, use of the masculine pronoun herein shall include the feminine and newter and also the plural. If any provision of this instrument shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

      Time is of the essence hereof. Any notices to Borrower shall be sufficiently given, if mailed or delivered to the Principal Place of Business.

      TO SECURE PAYMENT of this Note, all obligations of undersigned BORROWER hereunder, and all other obligations of BORROWER to LENDER, its successors and assigns, howsoever created, arising or evidenced; whether direct or indirect, absolute or contingent, or now or hereafter existing, or due to become due (the loan and debt evidenced by this Note and secured by this Security Agreement and all other present and future obligations of BORROWER owed to LENDER are hereinafter collectively termd the "OBLIGATIONS"); the undersigned BORROWER hereby mortgages, conveys, and grants to LENDER, as permitted by law, a security interest in, and herewith pledges and deposits as collateral the following described and identified personal and/or real property, and any and all additions, accessions and substitutions thereto or therefor, (including all cash, stock or other dividends and all proceeds thereof, and all rights to subscribe for securities incident thereto) are hereinafter termed the "COLLATERAL"; and a Security interest in PROCEEDS AND PRODUCTS of the COLLATERAL is granted to LENDER:

|X| If checked here, COLLATERAL is listed and described on attached SCHEDULE "A", incorporated herein by reference.

BORROWER hereby warrants, covenants and agrees that:

(1) Borrower's principal place of business is that shown above. If Borrower has no principal place of business in said State, the Borrower's residence in said State is shown above.

(2) BORROWER's other places of business in said State or State of LENDER's office not previously stated are as follows:

(3) Personal property COLLATERAL is used or being purchased for |_| Personal, Family or Household: |_| Farming Operations |X| Business Use and |_| if checked here. COLLATERAL IS BEING ACQUIRED WITH THE PROCEEDS OF AN ADVANCE EVIDENCED BY THIS Agreement, which LENDER may disburse directly to the seller of said personal property.

(4) The personal property COLLATERAL will be kept at the Principal Place of Business; otherwise |_| if checked here at:

(5) If any personal property COLLATERAL will be used in more than one State whether or not actually so used, and BORROWER has a place(s) of business is more than one State, the Principal Place of Business is that shown above unless otherwise stated as follows:

(No. and Street)

(City)              (County)            (State)             (Zip Code)

(6) |_| If checked here personal property COLLATERAL is to be affixed to real property, a description of the real estate is as follows:

full name(s) of the record owner(s) is(are):

(7) Said COLLATERAL is free and clear of all liens, security interests, claims and/or encumbrances other than any to LENDER except the following:

None

(8) |_| If checked, this Note is subject to the terms and conditions of a commitment letter and/or loan agreement between BORROWER and LENDER dated which is incorporated herein by reference.

      THIS PROMISSORY NOTE IS SUBJECT TO THE ADDITIONAL PROVISIONS, TERMS, UNDERTAKINGS AND RIGHTS SET FORTH ON THE REVERSE SIDE HEREOF, THE SAME BEING INCORPORATED HEREIN BY REFERENCE.

      Waiver: BORROWER agrees that LENDER shall after the occurrence of any event of default, be entitled to immediate possession of the COLLATERAL BORROWER agrees that LENDER's interest in the COLLATERAL arose out of a Commercial Transaction.

      IN WITNESS WHEREOF, the Borrower, on the day and year first written above, has caused this Note to be executed under seal by, (i) if a corporation adoption of the facsimile seal printed hereon for such special occasion and purpose (or if an impression seal appears hereon by affixing such impression seal) by its duly authorized officer(s) of (ii) if by individuals by hereunto setting their hands and seals.

CORPORATE BORROWER                           Weststar Environmental, Inc.
                                             -----------------------------------
By:                                               (Name and [ILLEGIBLE])
   -------------------------------
                                             By: /s/ Michael E. Ricks
                                                 -------------------------------
                                             Michael E. Ricks          President

                                             By:
                                                 -------------------------------

INDIVIDUAL BORROWER(S), PROPRIETORSHIPS, PARTNERSHIPS

                                [CORPORATE SEAL]
                                     (Seal)

                              ADDITIONAL PROVISIONS

           BORROWER hereby further warrants, covenants, and agrees, as follows:

      Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on this Note should exceed the maximum lawful rate, the effective rate shall be deemed reduced to and shall be such maximum lawful rate, and any sums of interest which have been collected in excess of such maximum lawful rate shall be applied as a credit against the unpaid balance due hereunder.

      No waivers, amendments or modifications shall be valid unless in writing. No waiver by LENDER of any default(s) shall operate as a waiver of any other default or the same default on a future occasion. All rights of LENDER hereunder shall inure to the benefit of its successors and assigns, and all obligations of BORROWER shall bind his heirs, executors, administrators, successors and/or assigns.

      In the case of conflict between the terms of this Note and any Loan Agreement and/or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Note, then Security Instrument, if any, then the Loan Agreement, then the Commitment Letter, except as otherwise provided herein.

      In the event any provision(s) of this instrument shall be left blank or incomplete, BORROWER hereby authorizes and empowers LENDER to supply and complete the necessary information as a material task consistent with the understanding between the parties.

      BORROWER WILL IMMEDIATELY NOTIFY LENDER in writing of any (1) change in:
BORROWER's Principal Place of Business and/or Residence: (2) change in the BORROWERS's name or identity. (3) change in BORROWER's Corporate
Structure.

      BORROWER warrants that borrower does not have either a record or reputations for violating Laws of the United States or of any State relating to liquor (as referred to in 18 U.S.C.A., 3617, et.seq.) or narcotics (as referred to in 21 U.S.C.A., 801, et.seq.) and/or any commercial crimes.

      Upon the occurrence of any of the "EVENTS OF DEFAULT" as hereinafter defined: LENDER is herewith expressly authorized to exercise its right of Set Off or Bank Lien as to any monies deposited in demand, checking, time, savings or other accounts of any nature maintained in and with it by any of the undersigned, without advance notice.

      Said right of Set-Off shall also be executed and applicable where LENDER is indebted to any signer hereof by reason of any Certificate of Deposit, Note or otherwise.

      Borrower shall promptly pay all documentary and/or intangible taxes on this transaction whether assessed at closing or arising from time to time.

      WAIVER OF JURY TRIAL. By the execution hereof, Borrower hereby agrees, that: (a) neither the Borrower nor any assignee, successor, heir, or legal representation of any of the same shall seek a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation procedure arising from or based upon that the Promissory Note, any other loss agreement or any loan document evidencing, securing, or relating to the Obligations, or to the dealings or relationship between or among the parties thereto; (b) Neither the Borrower, nor FUNB will seek to consolidate any such action, in which a jury trial has been waived, with any other actions in which a jury trial has not been or cannot be waived; (c) The provisions of this paragraph have been fully negotiated by the parties hereto, and these provisions shall be subject to no exceptions; and (d) Neither the Borrower, nor FUNB has in any way agreed with or represented to any other party that the provisions of this paragraph will not be fully enforced in all instances.

                               EVENTS OF DEFAULT

      BORROWER shall be in default under this Note, upon the happening of any of the following events, circumstances or conditions; namely:

      (1) Default in the payment or performance of any of the OBLIGATIONS provided hereunder or in connection herewith or any other OBLIGATIONS of BORROWER or any affiliate (as defined in 11 U.S.C. 101(2), hereinafter affiliate) of BORROWER or any endorser, guarantor or surety for BORROWER to LENDER or any affiliate of LENDER, however created, primary or secondary, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, or of any other covenant, warranty or undertaking expressed herein, therein, or in any other document establishing said endorsement, guaranty, or surety; or

      (2) Any warranty, representation or statement made or furnished to LENDER by or on behalf of BORROWER, or any Guarantor, Endorser or Surety for Borrower in connection with this Note or to induce LENDER to make a loan to BORROWER which was false in any material respect when made or furnished or has become materially false, if such warranty of BORROWER or guarantor, endorser or surety for BORROWER was ongoing in nature; or

      (3) Death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver, custodian, or trustee for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against BORROWER or any endorser, guarantor, or surety for BORROWER; or

      (4) The acquisition of substantially all of Borrower's, endorser's guarantor's or sureties business or assets, or a material portion of its business or assets if such a sale is outside it's ordinary course of business, or more than 50% of its outstanding stock or voting power in a single transaction or a series of transactions, or acquisition of substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity, or should Borrower, endorsers, guarantors or sureties enter into any transaction or merger or consolidation without prior written consent of LENDER; or

      (5) Failure of a corporate BORROWER or endorser, guarantor, or surety for said BORROWER to maintain its corporate existence in good standing; or

      (6) Upon the entry of any monetary judgment or the assessment and/or filing of any tax lien against BORROWER or any endorser, surety, or guarantor, or upon the issuance of any writ of garnishment, judicial seizure of, or attachment against any property of, debts due or rights of BORROWER or any endorser, surety or guarantor, to specifically include commencement of any action or proceeding to seize monies of BORROWER or any endorser, surety or guarantor on deposit in any bank account with LENDER or

      (7) Any BORROWER, endorser, guarantor, or surety shall be a debtor, either voluntarily or involuntarily, under (and as the term debtor is defined in) the Bankruptcy Code or should any BORROWER, endorser, guarantor or surety be generally not paying their respective debts as such debts become due; or

      (8) Failure of said BORROWER, endorsers, guarantors or sureties to furnish financial statements or other financial information reasonably requested by LENDER; or

      (9) Loss, theft, substantial damage, destruction, sale or encumbrance to or of any COLLATERAL, or the assertion or making of any levy, seizure, mechanic's or materialman's lien or attachment thereof or thereon; or

      (10) If LENDER should otherwise deem itself or the debt created hereunder unsafe or insecure; or should LENDER, in good faith, believe that the prospect of payment or other performance impaired.

             ADDITIONAL PROVISIONS FOR PERSONAL PROPERTY COLLATERAL

      Borrower hereby further warrants, convenants, and agrees as follows:

      THE COLLATERAL SHALL, AT ALL TIMES, BE AT BORROWER'S risk. The loss, injury to or destruction of COLLATERAL shall not release BORROWER from payment or other performance hereof. BORROWER agrees to obtain and keep in force Physical Damage and /or Property Damage Insurance on said COLLATERAL and any other insurance required by LENDER. Such Insurance is to be in form and amounts satisfactory to LENDER, with the same payable to LENDER.

      All such policies shall provide for ten days written minimum cancellation notice to LENDER. BORROWER shall furnish to LENDER the original policies or certificates or other evidence satisfactory to LENDER of compliance with the foregoing provisions. LENDER is authorized, but not obligated, to purchase any or all of said insurance or single interest insurance, protecting only its security interests, all at BORROWERS expense. In such event, BORROWER agrees to reimburse LENDER for the cost of such insurance to the extent that the same is not included in the principal amount of this note.

      BORROWER hereby assigns to LENDER the proceeds of all such insurance to the extent of the unpaid balance hereunder, and directs any insurer to make payments directly to LENDER. BORROWER, further hereby grants to LENDER his Power of Attorney, which shall be irrevocable for so long as any amount is unpaid hereunder. Said Power of Attorney gives LENDER the sole right to file Proof of loss and/or any other forms required to collect from any insurer any amount due from any loss, damage or destruction of the COLLATERAL; to agree to and bind BORROWER as to the amount of said recovery, to designate Payee(s) of such recovery, to grant releases to payor-insurers for their liability; to grant subrogation rights to any such payor-insurers to indorse any settlement check or draft. BORROWER further agrees not to exercise any of the foregoing Powers granted to LENDER without the latter's written consent. In the event of any default hereunder, LENDER is authorized in its sole discretion to cancel any insurance and credit any premium refund against the unpaid balance due on BORROWER'S OBLIGATIONS.

      If, with respect to any security pledged hereunder, a stock dividend is declared or any stock split-up made or right to subscribe is issued, all the certificates for the shares representing such stock dividend or stock split-up right to subscribe will be immediately delivered, duly indorsed, to the LENDER as additional COLLATERAL security.

      If, at any time, the COLLATERAL, shall be deemed unsatisfactory to and by LENDER or in the event LENDER shall otherwise deem itself, its security interests, its COLLATERAL or said debt unsafe or insecure, then and on demand of LENDER, BORROWER shall immediately furnish such further COLLATERAL or make such payment on said account as will be satisfactory to said LENDER to be held by LENDER as it originally pledged hereunder.

      At its option, LENDER may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on said COLLATERAL, may pay for insurance and for the maintenance and preservation of same. BORROWER agrees to reimburse LENDER on demand, for any such payment made, or any such expense incurred by LENDER pursuant to the foregoing authorization. Until Default, as hereinafter defined BORROWER shall have the right to retain possession of the COLLATERAL unless otherwise agreed by the parties hereto, and to use it in any lawful manner not inconsistent with this Note and with any policy of insurance thereon.

      LENDER may, with or without notice, before or after maturity of this Note, transfer or register in the name of its nominee(s) all or any part of the COLLATERAL and also exercise any or all rights of collection, conversion, or exchange and other similar rights, priviledges and options pertaining to the COLLATERAL; but shall have no duty to exercise any such rights, priviledges or options or to sell or otherwise realize upon any of the COLLATERAL as herein authorized or to preserve the same and shall not be responsible for any failure to do so or delay in so doing. As to any COLLATERAL consisting of instruments or chattel paper, it is agreed that LENDER shall not be required to take any steps whatever to preserve any rights against prior Parties.

      LENDER shall have no custodial or ministerial duties to perform with regard to COLLATERAL pledged except for its safekeeeping and by way of explanation and not by way of limitation thereof. LENDER shall incur no liability for any of the following: either loss or depreciation of the COLLATERAL unless caused by its willful misconduct; or its failure to present any paper for payment or protest or to protest or give notice of non-payment or any other notice with respect to any paper or COLLATERAL; or its failure to present or surrender for redemption, conversion or exchange any bond, stock, paper or other Security whether in connection with any merger, consolidation, recapitalization, reorganization or arising out of the intendment or refunding of the original Security; or its failure to notify any party hereto that the COLLATERAL should be so presented or surrendered.

      Upon any transfer of this Note, the LENDER may deliver the property held as security, or any part thereof, to the transferee, as well as any subsequent holder hereof, who shall there upon become vested with all the powers and rights herein given to the LENDER in respect to the property so transferred and delivered; and the LENDER shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to such property so transferred but with respect to any property not so transferred, the LENDER shall retain all rights and powers hereby given.

      With prior written assent of LENDER, other COLLATERAL may be substituted for the original COLLATERAL herein, in which event all rights, duties, obligations, remedies and security interests provided for, created or granted shall apply fully to such substitute COLLATERAL.

      BORROWER (or one or more of undersigned) has, or forthwith will acquire full title to COLLATERAL and will at all times keep same free of all liens, security interests, attachments and/or claims whatsoever, other than the security interests hereunder. BORROWER has good indefeasable marketable title hereto and will warrant and defend same against all claims. BORROWER is not to and will not attempt to transfer, sell or encumber the COLLATERAL of use it for hire or in violation of any statute or ordinance. BORROWER, further, agrees to pay promptly all taxes and assessments upon the COLLATERAL and/or for its use or operation and/or on the Agreement to keep use and maintain said COLLATERAL in a reasonably careful manner so as not to unreasonably or unneccessarily expose the same to waste, damage, wear or depreciation, and to keep the same in good order and repair. LENDER may examine and inspect COLLATERAL or any part thereof, wherever located at any reasonable time(s). All equipment, accessories and parts shall become part of said COLLATERAL bye accession.

      Borrower will at all times keep LENDER's security interest property perfected and hereby designates LENDER as its attorney in fact to do any acts or deeds or execute such documents reasonably appropriate to accomplish said perfection. Said designation shall be irrevocable as long as any obligation of Borrower is outstanding.

                 REMEDIES ON DEFAULT (Including Powers of Sale)
                        FOR PERSONAL PROPERTY COLLATERAL

Upon the occurrence of any or the forgoing events, circumstances or conditions of default, all of the OBLIGATIONS evidenced herein and secured hereby shall at the option of the LENDER, immediately be due and payable, without notice. Further, LENDER shall then have all rights and remedies of a SECURED PARTY under the uniform commercial code, as adopted by the state of LENDER's office as set forth herein.

      Without limitation thereto, LENDER shall have the following specific rights and remedies:

      (1) To take immediate possession of the COLLATERAL, without notice or report to legal process; and for such purpose, to enter upon any premises on which the COLLATERAL or any part thereof may be situated and remove the same therefrom; or, at its option, to render the COLLATERAL unusable. Further, also at its option, to dispose of said COLLATERAL on BORROWER's premises.

      (2) To require BORROWER to assemble the COLLATERAL and make it available to LENDER at a place to then be designated by said LENDER, which is reasonably convenient to both parties.

      (3) To exercise its rights of Set-Off by applying any monies of BORROWER on deposit with LENDER toward payment of the OBLIGATIONS evidence or referred to herein or secured hereby, without notice. If any process is issued or ordered to be served on LENDER seeking to seize BORROWER's rights and/or interest in any bank account maintained with LENDER; the balance in any said account shall immediately be deemed to have been and shall be set-off against any and all OBLIGATIONS of BORROWER to LENDER, as of the time of issuance of any such writ or process; whether or not BORROWER and/or LENDER shall then have been served therewith.

      (4) To dispose of COLLATERAL as allowed by the Uniform Commercial Code, as adopted by the State of LENDER's office as set forth herein, in any County or place selected by LENDER at either Private or Public Sale (at which Public Sale LENDER may be the purchaser) with or without having the COLLATERAL physically present at said sale.

      (5) To make or have made any repairs deemed necessary or desirable at time of repossession, possession or sale, the cost of which is to be charged against BORROWER.

      (6) To apply the proceeds realized from disposition of the COLLATERAL to satisfy the following items, in the order here listed:

            (a) The cost of reimbursing any person whose interest in the premises is physically damaged by the entry and removal of the COLLATERAL upon BORROWER's failure to do so, next to

            (b) The expenses of taking, removing, holding for sale, repairing or otherwise preparing for sale and selling of said COLLATERAL specifically including the LENDER's reasonable Attorney's fees (including appellate costs, if any) and both legal and collection expenses; next to

            (c) The expense of liquidating any liens security interests, attachments or encumbrances superior to the security interests herein created; and, finally to

            (d) The unpaid principal and all accumulated interest hereunder and to any other debt owed to LENDER by any signer hereof.

      Any surplus, after the satisfaction of the foregoing items (a) through (d) shall be paid to BORROWER or to any other PARTY lawfully entitled thereto and known to this LENDER. Further, if proceeds realized from disposition of the COLLATERAL shall fail to satisfy any of the forgoing items (a) through (d). BORROWER shall forthwith pay deficiency balance to LENDER.

      No waivers amendments or modifications shall be valid unless in writing. Further, this Note shall be governed by and construed under the laws of the State of the LENDER's office as set forth herein. All terms and expressions contained herein which are defined in Articles 1,3,or 9, of the Uniform Commercial Code of the State of the LENDER's office set forth herein shall have the same meaning herein as in said Articles of said Code.

              ADDITIONAL PROVISIONS AS TO REAL PROPERTY COLLATERAL

       BORROWER hereby further warrants, covenants and agrees, as follows:

      This Note is secured by a Security Instrument and such instrument is incorporated herein by reference.

      BORROWER will discharge all of BORROWER's duties and obligations as stated in [ILLEGIBLE]